UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 1, 2010
TRANSAMERICA ADVISORS LIFE
INSURANCE COMPANY
(Exact Name of Registrant as Specified in Charter)

Arkansas (State or Other Jurisdiction of Incorporation)	91-1325756 (IRS Employer Identification No.)
33-26322; 33-46827; 33-52254; 33-60290; 33-58303; 333-33863; 333-34192; 333-133223; 333-133225
(Commission File Numbers)
4333 Edgewood Road NE
Cedar Rapids, IA 52499-0001
(Address of Principal Executive Offices and Zip Code)
Registrant’s telephone number, including area code: 800-346-3677 x8121
MERRILL LYNCH LIFE INSURANCE COMPANY
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Effective July 1, 2010, the name of Merrill Lynch Life Insurance Company is changed to Transamerica Advisors Life Insurance Company.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transamerica Advisors Life Insurance Company
/s/ Frank A. Camp
Frank A. Camp
Secretary

Date: July 27, 2010